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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)
          Delaware                                   13-3245741
(State of incorporation)                  (I.R.S. Employer Identification No.)

          500 West Jefferson Street
            PNC Plaza-19th Floor
            Louisville, Kentucky                               40202-2823
  (Address of principal executive office)                      (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

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Item 9.  Regulation FD Disclosure.

     The following new disclosures were made by Mr. Mark V. Kaminski, President and Chief Executive Officer of Commonwealth Industries, Inc. during the
2004 Commonwealth Indusries, Inc.'s Annual Meeting of Stockholders held on on April 23, 2004.

* The aluminum shipments in the 2004 first quarter reached 241 million pounds versus 184 million pounds in the 2003 first quarter.

* Commonwealth Aluminum is forecasting strong shipments for the next two quarters of 2004 ranging from 245-255 million pounds per quarter.

* Net sales for Alflex, the electrical products business increased 29% in the first quarter of 2004 to $32 million versus $25 million in the first quarter 2003.

     Certain statements set forth above may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions and growth opportunities are forward-looking statements. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such statements. Such factors may include, without limitation, the success of the implementation of the Company-wide information system, the effect of global economic conditions, the ability to achieve the level of cost savings or productivity improvements anticipated by management, the effect (including possible increases in the cost of doing business) resulting from war or terrorist activities or political uncertainties, the ability to successfully implement new marketing and sales strategies, the impact of competitive products and pricing, product development and commercialization, availability and cost of critical raw materials, the ability to effectively hedge the cost of raw materials, capacity and supply constraints or difficulties, the success of the Company in implementing its business strategy, and other risks as detailed in the Company's various filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                    By    /s/ Henry Del Castillo
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                                          Henry Del Castillo
                                          Vice President Finance



Date: April 23, 2004